UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

Nu Horizons Electronics Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-08798	11-2621097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File No.)	Identification No.)

70 Maxess Road, Melville, New York 11747
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (631) 396-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 8, 2007, the Registrant issued a press release announcing the Registrant’s financial results for the third quarter and nine months ended November 30, 2006. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press release dated January 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU HORIZONS ELECTRONICS CORP.

Date: January 8, 2007	/s/ Kurt Freudenberg
Kurt Freudenberg
Chief Financial Officer (Principal Financial Officer)